UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: June 25, 2008 (Date of earliest event reported)
Collective Brands, Inc. (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	001-14770 (Commission File Number)	43-1813160 (IRS Employer Identification Number)

3231 Southeast Sixth Avenue (Address of principal executive offices)		66607-2207 (Zip Code)
785-233-5171 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 25, 2008, Collective Brands, Inc., a Delaware corporation, issued a press release announcing that Ullrich E. Porzig, Senior Vice President Chief Financial Officer & Treasurer, gave notice of his intention to retire from that position effective in September 2008. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits

            99.1       Press Release of Collective Brands, Inc. dated June 25, 2008

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 25, 2008	COLLECTIVE BRANDS, INC. By: /s/ Ullrich E. Porzig Ullrich E. Porzig Senior Vice President, Chief Financial Officer and Treasurer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Collective Brands, Inc. dated June 25, 2008